Exhibit 99.2

AVALON HEALTHCARE SYSTEM INC. AND SUBSIDIARY

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2016

(Unaudited)

AVALON HEALTHCARE SYSTEM INC. AND SUBSIDIARY

INDEX TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2016

CONTENTS

Condensed Consolidated Financial Statements:

Condensed Consolidated Balance Sheets – As of June 30, 2016 (Unaudited) and December 31, 2015	F-2

Condensed Consolidated Statements of Operations and Comprehensive Loss - For the Three and Six Months Ended June 30, 2016 and For the Period from May 18, 2015 (Date of Inception) through June 30, 2015 (Unaudited)	F-3

Condensed Consolidated Statement of Changes in Stockholders’ Equity (Deficit) – For the Six Months Ended June 30, 2016 (Unaudited)	F-4

Condensed Consolidated Statements of Cash Flows – For the Six Months Ended June 30, 2016 and For the Period from May 18, 2015 (Date of Inception) through June 30, 2015 (Unaudited)	F-5

Notes to Unaudited Condensed Consolidated Financial Statements	F-6 to F-13

F-1

AVALON HEALTHCARE SYSTEM INC. AND SUBSIDIARY

CONDENSED CONSOLIDATED BALANCE SHEETS

	June 30	December 31,
	2016	2015
	(Unaudited)
ASSETS

CURRENT ASSETS:
Cash	$611,487	$109,586

Total Current Assets	611,487	109,586

Total Assets	$611,487	$109,586

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
Accounts payable and accrued liabilities	$18,900	$16,600
Accounts payable and accrued liabilities - related party	20,565	18,208
Advance from customers - related parties	452,500	-
Due to related parties	97,150	88,150

Total Current Liabilities	589,115	122,958

Commitments and Contingencies - (Note 7)

STOCKHOLDERS' EQUITY (DEFICIT):
Common stock, no par value; 2,500 shares authorized; 2,500 shares issued and outstanding at June 30, 2016 and December 31, 2015	-	-
Additional paid-in capital	230,000	89,000
Accumulated deficit	(207,843)	(102,372)
Accumulated other comprehensive income - foreign currency translation adjustment	215	-

Total Stockholders' Equity (Deficit)	22,372	(13,372)

Total Liabilities and Stockholders' Equity (Deficit)	$611,487	$109,586

See accompanying notes to unaudited condensed consolidated financial statements.

F-2

AVALON HEALTHCARE SYSTEM INC. AND SUBSIDIARY

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

	For the Three Months	For the Period from	For the Six Months
	Ended	May 18, 2015 (Date of Inception) through	Ended
	June 30, 2016	June 30, 2015	June 30, 2016

REVENUE	$-	$-	$-

OPERATING EXPENSES:
Professional fees	41,000	1,300	77,075
Other general and administrative	5,052	2,933	28,456

Total Operating Expenses	46,052	4,233	105,531

OTHER INCOME
Interest Income	52	-	60

Total Other Income	52	-	60

NET LOSS	$(46,000)	$(4,233)	$(105,471)

COMPREHENSIVE LOSS
NET LOSS	(46,000)	(4,233)	(105,471)
OTHER COMPREHENSIVE INCOME
Unrealized foreign currency translation gain	215	-	215
COMPREHENSIVE LOSS	$(45,785)	$(4,233)	$(105,256)

NET LOSS PER COMMON SHARES:
Basic and diluted	$(18.40)	$(1.69)	$(42.19)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic and diluted	2,500	2,500	2,500

See accompanying notes to unaudited condensed consolidated financial statements.

F-3

AVALON HEALTHCARE SYSTEM INC. AND SUBSIDIARY

UNAUDITED CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)

For the Six Months Ended June 30, 2016

	Common Stock		Additional		Accumulated	Total
	Number of		Paid-in	Accumulated	Other	Stockholders'
	Shares	Amount	Capital	Deficit	Comprehensive Income	Equity (Deficit)

Balance, December 31, 2015	2,500	$-	$89,000	$(102,372)	$-	$(13,372)

Owners' contribution	-	-	141,000	-	-	141,000

Net loss for the six months ended June 30, 2016	-	-	-	(105,471)	-	(105,471)

Foreign currency translation adjustment	-	-	-	-	215	215

Balance, June 30, 2016 (Unaudited)	2,500	$-	$230,000	$(207,843)	$215	$22,372

See accompanying notes to unaudited condensed consolidated financial statements.

F-4

AVALON HEALTHCARE SYSTEM INC. AND SUBSIDIARY

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Six Months	For the Period from
	Ended	May 18, 2015 (Date of Inception) through
	June 30, 2016	June 30, 2015

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(105,471)	$(4,233)
Changes in operating assets and liabilities:
Accounts payable and accrued liabilities	2,300	1,300
Accounts payable and accrued liabilities - related party	2,573	2,933
Advance from customers - related parties	452,500	-

NET CASH PROVIDED BY OPERATING ACTIVITIES	351,902	-

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds received from related parties' advance	9,000	-
Proceeds received from owners' contribution	141,000	-

NET CASH PROVIDED BY FINANCING ACTIVITIES	150,000	-

EFFECT OF EXCHANGE RATE ON CASH	(1)	-

NET INCREASE IN CASH	501,901	-

CASH - beginning of period	109,586	-

CASH - end of period	$611,487	$-

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for:
Interest	$-	$-
Income taxes	$-	$-

See accompanying notes to unaudited condensed consolidated financial statements.

F-5

AVALON HEALTHCARE SYSTEM INC. AND SUBSIDIARY

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2016

NOTE 1 – ORGANIZATION AND NATURE OF OPERATIONS

Organization

Avalon Healthcare System Inc. (the “Company”) was incorporated on May 18, 2015 under the laws of the State of Delaware and established a fiscal year end of December 31st. Currently, the Company is engaged in medical related consulting services for customers.

The Company owns 100% of the capital stock of Avalon (Shanghai) Healthcare Technology Co., Ltd. (“Avalon Shanghai”), which is a wholly foreign-owned enterprise (“WFOE”) organized under the laws of the People’s Republic of China (“PRC” or “China”). Avalon (Shanghai) Healthcare Technology Co., Ltd. was incorporated on April 29, 2016 and is engaged in medical related consulting services for customers.

On September 14, 2016, the Company entered into a stock purchase agreement (the "September Agreement") to acquire 1,500,000 shares of restricted common stock (the “Control Shares”) of Global Technologies Corp., which subsequently changed its name on October 18, 2016 to Avalon Globocare Corp., for a purchase price of $230,000. Upon purchase of the Control Shares, the Company beneficially owned shares of common stock representing control of Global Technologies Corp.. The Company subsequently assigned the Control Shares to its three shareholders resulting in Wenzhao Lu receiving 900,000 shares, David Jin receiving 450,000 shares and Meng Li receiving 150,000 shares.

On October 19, 2016, the Company’s three shareholders entered into and closed a Share Exchange Agreement with Avalon Globocare Corp., pursuant to which Avalon Globocare Corp. acquired 100% of the Company’s outstanding securities in exchange for 50,000,000 shares of Avalon Globocare Corp.’s common stock.

NOTE 2 – BASIS OF PRESENTATION AND GOING CONCERN

Principles of consolidation

The Company’s consolidated financial statements for the three and six months ended June 30, 2016 include the financial statement of its wholly-owned subsidiary, Avalon (Shanghai) Healthcare Technology Co., Ltd. which was incorporated on April 29, 2016. The financial statements for the period from May 18, 2015 (date of inception) through June 30, 2015 are not consolidated. All intercompany accounts and transactions have been eliminated in consolidation for the 2016 amounts.

Basis of presentation

Management acknowledges its responsibility for the preparation of the accompanying interim financial statements which reflect all adjustments, consisting of normal recurring adjustments, considered necessary in its opinion for a fair statement of its financial position and the results of its operations for the interim period presented. The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) for interim financial information and with the instructions Article 8-03 of Regulation S-X. Operating results for interim periods are not necessarily indicative of results that may be expected for the fiscal year as a whole. These financial statements should be read in conjunction with the summary of significant accounting policies and notes to financial statements included in the Company’s audited financial statements for the period from May 18, 2015 (date of inception) through December 31, 2015.

The condensed balance sheet as of December 31, 2015 contained herein has been derived from the audited financial statements as of December 31, 2015, but do not include all disclosures required by U.S. GAAP.

Going concern

These unaudited condensed consolidated financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates, among other things, the realization of assets and the satisfaction of liabilities in the normal course of business.

F-6

AVALON HEALTHCARE SYSTEM INC. AND SUBSIDIARY

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2016

NOTE 2 – BASIS OF PRESENTATION AND GOING CONCERN (continued)

Going concern (continued)

As reflected in the accompanying unaudited condensed consolidated financial statements, the Company had a net loss of $105,471 for the six months ended June 30, 2016, and an accumulated deficit of $207,843 at June 30, 2016, and did not generate any revenue from inception through June 30, 2016. In addition, the current cash balance cannot be projected to cover the operating expenses for the next twelve months from the release date of this report. These matters raise substantial doubt about the Company’s ability to continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company’s ability to raise additional capital, implement its business plan, and generate significant revenues. There are no assurances that the Company will be successful in its efforts to generate significant revenues, maintain sufficient cash balance or report profitable operations or to continue as a going concern. The Company plans on raising capital through the sale of equity or debt instruments to implement its business plan. However, there is no assurance these plans will be realized and that any additional financings will be available to the Company on satisfactory terms and conditions, if any.

The accompanying financial statements do not include any adjustments related to the recoverability or classification of asset-carrying amounts or the amounts and classification of liabilities that may result should the Company be unable to continue as a going concern.

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of estimates

The preparation of the unaudited consolidated financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. Significant estimates during the three and six months ended June 30, 2016 and the period from May 18, 2015 (date of inception) through June 30, 2015 include the valuation of deferred tax assets.

Fair value of financial instruments and fair value measurements

The Company adopted the guidance of Accounting Standards Codification (“ASC”) 820 for fair value measurements which clarifies the definition of fair value, prescribes methods for measuring fair value, and establishes a fair value hierarchy to classify the inputs used in measuring fair value as follows:

•	Level 1-Inputs are unadjusted quoted prices in active markets for identical assets or liabilities available at the measurement date.

•	Level 2-Inputs are unadjusted quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, inputs other than quoted prices that are observable, and inputs derived from or corroborated by observable market data.

•	Level 3-Inputs are unobservable inputs which reflect the reporting entity’s own assumptions on what assumptions the market participants would use in pricing the asset or liability based on the best available information.

The carrying amounts reported in the condensed consolidated balance sheets for cash, accounts payable and accrued liabilities, accounts payable and accrued liabilities – related party, advance from customers – related parties, and due to related parties approximate their fair market value based on the short-term maturity of these instruments. The Company did not have any non-financial assets or liabilities that are measured at fair value on a recurring basis as of June 30, 2016 and December 31, 2015.

F-7

AVALON HEALTHCARE SYSTEM INC. AND SUBSIDIARY

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2016

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Fair value of financial instruments and fair value measurements (continued)

ASC 825-10 “Financial Instruments”, allows entities to voluntarily choose to measure certain financial assets and liabilities at fair value (fair value option). The fair value option may be elected on an instrument-by-instrument basis and is irrevocable, unless a new election date occurs. If the fair value option is elected for an instrument, unrealized gains and losses for that instrument should be reported in earnings at each subsequent reporting date. The Company did not elect to apply the fair value option to any outstanding instruments.

Cash and cash equivalents

Cash and cash equivalents consist of cash and short-term highly liquid investments purchased with original maturities of three months or less. There were no cash equivalents at June 30, 2016 and December 31, 2015.

Accounts receivable and allowance for doubtful accounts

Accounts receivables may result from our consulting services. Management must make estimates of the uncollectability of accounts receivable. Management specifically analyzed customer concentrations, customer credit-worthiness, current economic trends and changes in customer payment terms when evaluating the adequacy of the allowance for doubtful accounts.

Advance from customers – related parties

Advance from customers – related parties at June 30, 2016 and December 31, 2015 amounted to $452,500 and $0, respectively, and consists of prepayments from customers for service that had not yet been provided. The Company will recognize the deposits as revenue as service is provided to customers in accordance with the Company’s revenue recognition policy.

Revenue recognition

Pursuant to the guidance of ASC Topic 605, the Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred or services have been provided, the purchase price is fixed or determinable and collectability is reasonably assured.

Revenue from consulting contracts is recognized when it is earned pursuant to the terms of the contract. Each contract is unique and tailored to the needs of the customer and goals of the project. Each contract calls for a fixed payment in a fixed period of time. These contracts generally involve some sort of up-front payment. These projects are usually billed monthly based on costs, hours, or some other measure of activity during the month and revenue is recognized as services are provided. If there is substantive acceptance terms then revenue will not be recognized until acceptance occurs. The Company has not yet generated any revenues since the date of inception, May 18, 2015, through June 30, 2016.

Cost of revenue

Cost of consulting services includes internal labor and related benefits, travel expenses, subcontractor costs, and other related consulting costs.

Research and development

Expenditures for research and product development costs are expensed as incurred. The Company did not incur any research and development costs during the three and six months ended June 30, 2016 and the period from May 18, 2015 (date of inception) through June 30, 2015.

F-8

AVALON HEALTHCARE SYSTEM INC. AND SUBSIDIARY

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2016

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Advertising

All costs related to advertising are expensed as incurred and are included in selling expenses on the accompanying unaudited consolidated statements of operations and comprehensive loss. The Company did not incur any advertising expenses during the three and six months ended June 30, 2016 and the period from May 18, 2015 (date of inception) through June 30, 2015.

Income taxes

The Company accounts for income taxes using the asset/liability method prescribed by ASC 740, “Income Taxes.” Under this method, deferred tax assets and liabilities are determined based on the difference between the financial reporting and tax bases of assets and liabilities using enacted tax rates that will be in effect in the period in which the differences are expected to reverse. The Company records a valuation allowance to offset deferred tax assets if, based on the weight of available evidence, it is more-likely-than-not that some portion, or all, of the deferred tax assets will not be realized. The effect on deferred taxes of a change in tax rates is recognized as income or loss in the period that includes the enactment date.

The Company follows the provisions of FASB ASC 740-10 “Uncertainty in Income Taxes” (ASC 740-10). Certain recognition thresholds must be met before a tax position is recognized in the financial statements. An entity may only recognize or continue to recognize tax positions that meet a “more-likely-than-not” threshold. As of June 30, 2016 and December 31, 2015, the Company does not believe it has any uncertain tax positions that would require either recognition or disclosure in the accompanying unaudited consolidated financial statements.  The Company recognizes and accrues for tax related interest and penalties when assessed. As of June 30, 2016 and December 31, 2015, the Company has not been assessed any interest or penalties.

Foreign currency translation

The reporting currency of the Company is the U.S. dollar. The functional currency of the parent company, Avalon Healthcare System Inc., is the U.S. dollar and the functional currency of the Company’s subsidiary, Avalon (Shanghai) Healthcare Technology Co., Ltd., is the Chinese Renminbi (“RMB”). For the subsidiary whose functional currency is the RMB, result of operations and cash flows are translated at average exchange rates during the period, assets and liabilities are translated at the unified exchange rate at the end of the period, and equity is translated at historical exchange rates. As a result, amounts relating to assets and liabilities reported on the statements of cash flows may not necessarily agree with the changes in the corresponding balances on the balance sheets. Translation adjustments resulting from the process of translating the local currency financial statements into U.S. dollars are included in determining comprehensive income/loss. Transactions denominated in foreign currencies are translated into the functional currency at the exchange rates prevailing on the transaction dates. Assets and liabilities denominated in foreign currencies are translated into the functional currency at the exchange rates prevailing at the balance sheet date with any transaction gains and losses that arise from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in the results of operations as incurred.

Currently, all of the Company’s revenue transactions are transacted in the functional currency of the operating subsidiary. The Company does not enter into any material transaction in foreign currencies. Transaction gains or losses have not had, and are not expected to have, a material effect on the results of operations of the Company.

The foreign currency exchange rates were obtained from www.oanda.com. Asset and liability accounts at June 30, 2016 were translated at 6.6434 RMB to $1.00, which were the exchange rate on the balance sheet date. Equity accounts were stated at their historical rate. The average translation rate applied to the statements of operations for the six months ended June 30, 2016 were 6.5354 RMB to $1.00, respectively. Cash flows from the Company’s operations are calculated based upon the local currencies using the average translation rate.

F-9

AVALON HEALTHCARE SYSTEM INC. AND SUBSIDIARY

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2016

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Comprehensive loss

Comprehensive loss is comprised of net loss and all changes to the statements of stockholders’ equity (deficit), except those due to investments by stockholders, changes in paid-in capital and distributions to stockholders. For the Company, comprehensive loss for the three and six months ended June 30, 2016 consisted of net loss and unrealized gain from foreign currency translation adjustment.

Earnings per share

ASC Topic 260 “Earnings per Share,” requires presentation of both basic and diluted earnings per share (“EPS”) with a reconciliation of the numerator and denominator of the basic EPS computation to the numerator and denominator of the diluted EPS computation. Basic EPS excludes dilution. Diluted EPS reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the earnings of the entity.

Basic earnings per share are computed by dividing net loss available to common stockholders by the weighted average number of shares of common stock outstanding during the period. Diluted net loss per share is computed by dividing net loss by the weighted average number of shares of common stock, common stock equivalents and potentially dilutive securities outstanding during each period. Common stock equivalents are not included in the calculation of diluted earnings per share if their effect would be anti-dilutive. In a period in which the Company has a net loss, all potentially dilutive securities are excluded from the computation of diluted shares outstanding as they would have had an anti-dilutive impact. The Company did not have any common stock equivalents and potentially dilutive common stock outstanding during the period from May 18, 2015 (date of inception) through June 30, 2016.The following table presents a reconciliation of basic and diluted net loss per share:

	Three Months Ended June 30, 2016	Period from May 18, 2015 (Date of Inception) through June 30, 2015	Six Months Ended June 30, 2016
Net loss for basic and diluted loss per share of common stock	$(46,000)	$(4,233)	$(105,471)
Weighted average common stock - basic and diluted	2,500	2,500	2,500
Net loss per common share - basic and diluted	$(18.40)	$(1.69)	$(42.19)

Segment reporting

The Company uses “the management approach” in determining reportable operating segments. The management approach considers the internal organization and reporting used by the Company’s chief operating decision maker for making operating decisions and assessing performance as the source for determining the Company’s reportable segments. All of the Company's operations are considered by the chief operating decision maker to be aggregated in one reportable operating segment. Currently, all of the Company’s customers are in the People’s Republic of China (“PRC”) and all income will be derived from consulting services.

Recent accounting pronouncements

The Company has evaluated all the recently issued accounting pronouncements through the filing date of these unaudited consolidated financial statements and does not believe that any of these pronouncements will have a material impact on the Company's financial position and results of operations.

F-10

AVALON HEALTHCARE SYSTEM INC. AND SUBSIDIARY

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2016

NOTE 4 – RELATED PARTY TRANSACTIONS

Accounts payable and accrued liabilities – related party

At June 30, 2016 and December 31, 2015, the Company owed David Jin, its shareholder, chief executive officer, president and board member, of $20,565 and $18,208, respectively, for travel reimbursements which have been included in accounts payable and accrued liabilities – related party on the accompanying unaudited condensed consolidated balance sheets.

Advance from customers - related parties

Advance from customers – related parties at June 30, 2016 and December 31, 2015 amounted to $452,500 and $0, respectively, and consists of prepayments from customers for services that had not yet been provided for as of the reporting periods ended. The Company will recognize the deposits as revenue as service is provided to customers in accordance with the Company’s revenue recognition policy.

At June 30, 2016 and December 31, 2015, advance from customers – related parties consisted of the following:

	June 30, 2016	December 31, 2015
Advance from customers - Beijing Nanshan (1)	$162,500	$-
Advance from customers - Hebei Yanda (2)	140,000	-
Advance from customers - Shanghai Daopei (3)	150,000	-
	$452,500	$-

(1)	Beijing Nanshan is a subsidiary of a company whose chairman is Wenzhao Lu, the major shareholder of the Company.
(2)	Hebei Yanda is a subsidiary of a company whose chairman is Wenzhao Lu, the major shareholder of the Company.
(3)	Shanghai Daopei is a subsidiary of a company whose chairman is Wenzhao Lu, the major shareholder of the Company.

Due to related parties

From time to time, David Jin, shareholder, chief executive officer, president and board member of the Company, provided advances to the Company to supplement its working capital needs. Those advances are short-term in nature, non-interest bearing, unsecured and payable on demand. The working capital advance of $500 at June 30, 2016 and December 31, 2015 is reflected as due to related parties on the accompanying condensed consolidated balance sheets.

From time to time, Meng Li, shareholder, chief operating officer and board member of the Company, provided advances to the Company to supplement its working capital needs. Those advances are short-term in nature, non-interest bearing, unsecured and payable on demand. The working capital advance of $87,650 at June 30, 2016 and December 31, 2015 is reflected as due to related parties on the accompanying condensed consolidated balance sheets.

From time to time, Wenzhao Lu, major shareholder, chairman of the Board of Directors and board member of the Company, provided advances to the Company to supplement its working capital needs. Those advances are short-term in nature, non-interest bearing, unsecured and payable on demand. The working capital advance of $9,000 and $0 at June 30, 2016 and December 31, 2015, respectively, is reflected as due to related parties on the accompanying condensed consolidated balance sheets.

F-11

AVALON HEALTHCARE SYSTEM INC. AND SUBSIDIARY

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2016

NOTE 5 – STOCKHOLDERS’ EQUITY (DEFICIT)

Shares authorized

The authorized capital of the Company consists of 2,500 shares of common stock, no par value. There are 2,500 shares of its common stock issued and outstanding as of June 30, 2016 and December 31, 2015.

Additional paid-in capital

During the six months ended June 30, 2016, the Company’s founders contributed $141,000 to the Company for working capital needs.

NOTE 6 – STATUTORY RESERVE

Avalon Shanghai operates in the PRC, are required to reserve 10% of its net profit after income tax, as determined in accordance with the PRC accounting rules and regulations. Appropriation to the statutory reserve by the Company is based on profit arrived at under PRC accounting standards for business enterprises for each year.

The profit arrived at must be set off against any accumulated losses sustained by the Company in prior years, before allocation is made to the statutory reserve. Appropriation to the statutory reserve must be made before distribution of dividends to shareholders. The appropriation is required until the statutory reserve reaches 50% of the registered capital. This statutory reserve is not distributable in the form of cash dividends. The Company did not make any appropriation to statutory reserve for Avalon Shanghai during the period from April 29, 2016 (date of inception) through June 30, 2016 as it incurred a net loss in the period.

NOTE 7 – COMMITMENTS AND CONTINCENGIES

Commitments

Consulting Service Contract

On September 11, 2015, the Company entered into a six-month consulting service agreement with a third party who has agreed to provide certain consulting service in the areas of capital markets advisory to the Company. The agreement expired on March 14, 2016. On March 14, 2016, the Company renewed the agreement. The term of the renewed agreement is one year and expires on March 14, 2017. In accordance with this agreement, the Company pays a flat cash fee of $12,000 per month. The accrued service fees related to the service agreement at June 30, 2016 and December 31, 2015 was $18,000 and $6,000, respectively, which was included in accounts payable and accrued liabilities on the accompanying condensed consolidated balance sheets.

Legal Service Contract

On July 27, 2016, the Company entered into a legal service agreement with a law firm who has agreed to provide corporate and securities related legal service to the Company. In accordance to this legal service agreement, the Company pays a flat cash fee of $45,000 upon achieving certain milestones. In addition, upon closing of the acquisition of a public entity (“Pubco”), the Company shall pay an amount of shares of common stock equal to 2% of the issued and outstanding shares of Pubco following the reverse merger.

NOTE 8 - CONCENTRATIONS

Concentrations of credit risk

The Company maintains its cash in bank and financial institution deposits that at times may exceed federally insured limits. As of June 30, 2016 and December 31, 2015, the Company had approximately $361,000 and $0 in excess of the federally-insured limits, respectively. The Company has not experienced any losses in such accounts through and as of the date of this report.

F-12

AVALON HEALTHCARE SYSTEM INC. AND SUBSIDIARY

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2016

NOTE 9 - SUBSEQUENT EVENTS

On September 14, 2016, the Company entered into a stock purchase agreement (the "September Agreement") to acquire 1,500,000 shares of restricted common stock (the “Control Shares”) of Global Technologies Corp., which subsequently changed its name on October 18, 2016 to Avalon Globocare Corp., for a purchase price of $230,000. Upon purchase of the Control Shares, the Company beneficially owned shares of common stock representing control of Global Technologies Corp.. The Company subsequently assigned the Control Shares to its three shareholders resulting in Wenzhao Lu receiving 900,000 shares, David Jin receiving 450,000 shares and Meng Li receiving 150,000 shares.

On October 17, 2016, the Company entered into a lease for office space in New Jersey with a related party (the “Office Lease”). Pursuant to the Office Lease, the monthly rent is $1,000. The term of the Office Lease is one year commencing on November 1, 2016 and will expire on October 31, 2017.

Global Technologies Corp. effected a one-for-four reverse stock split of its common stock on October 18, 2016.  All share and per share information of Global Technologies Corp. in this report has been retroactively adjusted to reflect this reverse stock split.

On October 18, 2016, Global Technologies Corp.’s corporate name was changed to Avalon Globocare Corp.

On October 19, 2016, the Company’s three shareholders entered into and closed a Share Exchange Agreement with Avalon Globocare Corp., pursuant to which Avalon Globocare Corp. acquired 100% of the Company’s outstanding securities in exchange for 50,000,000 shares of Avalon Globocare Corp.’s common stock.

F-13